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                                                                    EXHIBIT 23.2



                         Consent of Independent Auditors


We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-79021) pertaining to the ResortQuest Savings & Retirement Plan (the "Plan") of our report dated June 9, 2000 with respect to the Plan's financial statements, notes and schedule included in this Annual Report (Form 11-K).


                                      /s/ Thompson Dunavant PLC

                                      June 27, 2001